UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2008

ATMI, INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-16239	06-1481060
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Commerce Drive, Danbury, Connecticut	06810
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 794-1100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Amendment of ATMI, Inc. Bylaws

On December 17, 2008, the Board of Directors of ATMI, Inc. (the “Company”) approved revisions to Section 2.9 of the ATMI, Inc. Bylaws and the addition of a new Section 3.15 of the ATMI, Inc. Bylaws in order to: (i) require disclosure of additional information in connection with submission of a proposal by a stockholder including nomination of a person for election as a director, including the class and number of shares owned (beneficially and of record) by the stockholder; a description of any agreements the stockholder has with affiliates or third parties concerning the stockholder proposal or director nomination; a description of any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares the stockholder has with respect to the Company’s stock; a representation that the stockholder is entitled to vote at the meeting and intends to attend the meeting to present the proposal or director nomination; and whether the stockholder intends to conduct a proxy solicitation; and (ii) require a stockholder nominating a person for election as a director to include in the advance notice certain biographical information about each director nominee as well as a questionnaire completed by each director nominee that requires the nominee to disclose any voting commitments the nominee may have with a third person and commit to comply with the Company’s corporate governance standards if elected.

The foregoing summary description of the Bylaw amendments is qualified in its entirety by reference to the Amended and Restated Bylaws, a complete copy of which are filed as Exhibit 3.1 hereto, and incorporated herein by reference.

Item 5.05. AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

Amendments to ATMI, Inc. Business Code of Conduct

On December 17, 2008, the Board of Directors of ATMI, Inc. approved revisions to the ATMI, Inc. Business Code of Conduct. The proposed revisions implement non-substantive, clarifying changes to more accurately reflect applicable personnel and related matters within the Company, including the appointment of a Chief Compliance Officer, reconstitution of the Compliance Committee and revisions to records management practices, and to accord with best compliance practices.

The foregoing summary description of the amendments to the ATMI, Inc. Business Code of Conduct is qualified in its entirety by reference to the amended ATMI, Inc. Business Code of Conduct, a complete copy of which is filed as Exhibit 14.1 hereto, and incorporated herein by reference.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits –

3.1	ATMI, Inc. Amended and Restated Bylaws

14.1  ATMI, Inc. Business Code of Conduct

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMI, INC.

Date: December 18, 2008	By:	/s/ Timothy C. Carlson

Timothy C. Carlson
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

3.1	ATMI, Inc. Amended and Restated Bylaws

14.1  ATMI, Inc. Business Code of Conduct

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